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                                                                  Exh.10.1.33

                         COMMON STOCK PURCHASE AGREEMENT

                  THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of March 31, 2000 by and among Advanced Telecommunications, Inc., a Delaware corporation (the "Company"), FSC Corp. ("FSC CORP."), General Electric Capital Corporation ("GECC"), and the other investors listed on SCHEDULE I hereto (collectively with FSC Corp. and GECC, the "PURCHASERS" and each, a "PURCHASER").

                  WHEREAS, the Company wishes to issue and sell to the Purchasers an aggregate of 488,742 shares (the "PURCHASED COMMON SHARES") of the authorized but unissued Common Stock, $0.01 par value per share, of the Company (the "COMMON STOCK"); and

                  WHEREAS, the Purchasers wish to purchase the Purchased Common Shares on the terms and subject to the conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I

                           THE PURCHASED COMMON SHARES

                  Section 1.1. ISSUANCE, SALE AND DELIVERY OF THE PURCHASED COMMON SHARES. The Company agrees to issue and sell to the Purchasers, and the Purchasers hereby agree to purchase from the Company, the number of Purchased Common Shares set forth opposite the name of each Purchaser under the heading "Number of Purchased Common Shares" on SCHEDULE I.

                  Section 1.2. PURCHASE PRICE OF PURCHASED COMMON SHARES. Each Purchaser shall pay $6.54 per share for its respective number of the Purchased Common Shares. The portion of the aggregate purchase price for the Purchased Common Shares to be paid by each Purchaser is set forth opposite the name of the Purchaser under the heading "Aggregate Purchase Price" on SCHEDULE I.

                  Section 1.3. CLOSING.

                  (a) The initial closing of the sale and purchase of the Purchased Common Shares (the "INITIAL CLOSING") shall take place at the office of Piper Marbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, N.W., Washington, D.C. 20036, at 10 a.m., on March 31, 2000, or via facsimile on that date and at such time as the Company and the Purchasers participating in the Initial Closing shall designate (such date is hereinafter referred to as the "INITIAL CLOSING DATE").


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                  (b) The subsequent closing of the sale and purchase of the
Purchased Common Shares (the "SUBSEQUENT CLOSING") shall take place on or before the 10th day following the Initial Closing Date. The date of the Subsequent Closing is hereinafter referred to as the "SUBSEQUENT CLOSING DATE". Each closing, including the Initial Closing, is hereinafter referred to as a "CLOSING", with the respective date referred to as the "CLOSING DATE". This Purchase Agreement shall become effective as to each Purchaser on such Purchaser's Closing Date, which is set forth next to such Purchaser's name on the signature pages hereto.

                  (c) As soon as practicable after each Closing, the Company shall issue and deliver to each Purchaser a stock certificate issued in the name of such Purchaser representing the Purchased Common Shares being purchased by it. As payment in full for the Purchased Common Shares being purchased by it under this Agreement, and against delivery of such stock certificate, at each Closing each Purchaser shall deliver to the Company by certified check or wire transfer the "Aggregate Purchase Price" set forth opposite such Purchaser's name on SCHEDULE I.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Purchaser that:

                  Section 2.1. ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and Amendment No. 2 to Amended and Restated Stockholders Agreement by and among the Company and certain of the Purchasers, dated as of the date hereof ("AMENDMENT NO. 2"), and to issue, sell and deliver the Purchased Common Shares.

                  Section 2.2. DUE AUTHORIZATION; NON-CONTRAVENTION.

                  (a) The execution and delivery by the Company of this Agreement and Amendment No. 2, the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale and delivery of the Purchased Common Shares (i) have been duly authorized by all requisite corporate action,
(ii) will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended and in effect on the date hereof (the "CHARTER") or the By-laws of the Company, as amended and in effect on the date hereof, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, accelerate or terminate


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any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company and (iii) will not require any notice, consent or waiver under any material indenture, agreement or other instrument to which the Company is a party or by which any of its properties or assets are bound.

                  (b) When issued in accordance with this Agreement, the Purchased Common Shares will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, that certain Amended and Restated Stockholders Agreement by and among the Company and the stockholder parties thereto, dated September 30, 1999 (the "STOCKHOLDERS AGREEMENT"), as amended through Amendment No. 2, and the Charter. The issuance, sale or delivery of the Purchased Common Shares is not subject to any preemptive right of stockholders of the Company, or to any right of first refusal or other right in favor of any person, which right has not been duly and validly waived.

                  Section 2.3. CONSENTS AND APPROVALS. No authorization, action, consent, approval or other order of, declaration to, or filing by the Company with any federal state, municipal, foreign or other court or governmental body or agency, or any other regulatory body, or any other person or entity is required in connection with the valid and lawful authorization, execution, delivery and performance by the Company of this Agreement or Amendment No. 2, or the valid and lawful consummation by the Company of the transactions contemplated hereby or thereby, except any filing, consent or approval that has been made or obtained, and any "blue sky" filings to be made in connection with the issuance of the Purchased Common Shares.

                  Section 2.4. VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. Amendment No. 2, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                  Section 2.5. CAPITALIZATION. As of the date hereof, the capitalization of the Company is as set forth on SCHEDULE II hereto.

                  Section 2.5. NO MATERIAL CHANGES. There have been no material changes to the business or to the financial condition of the Company since the sale of Series C1 Preferred Stock of the Company on December 13, 1999 pursuant to that certain Series C Preferred Stock Purchase Agreement by and among the Company and the purchasers listed therein, dated as of September 30, 1999, as amended by Amendment No. 1 to Series C Preferred Stock Purchase Agreement, by and among the Company and the purchasers listed therein, dated as of December 13, 1999.


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                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  Each Purchaser hereby represents and warrants to the Company that:

                  Section 3.1. BLUE SKY MATTERS. It received any materials in connection with the offering of the Purchased Common Shares and first learned of such offering in the state listed as its home state set forth on SCHEDULE I hereto, and intends that the state securities laws of that state alone shall govern its purchase of the Purchased Common Shares.

                  Section 3.2. CERTAIN SECURITIES MATTERS.

                  (a) It has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

                  (b) It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

                  (c) The Purchased Common Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, except in accordance with the Securities Act of 1933, as amended (the "SECURITIES ACT") and the rules and regulations promulgated thereunder and all applicable state securities or blue sky laws;

                  (d) It understands that (i) the Purchased Common Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and the Company's reliance on such exemption is predicated upon the Purchaser's representations set forth in this Article III, (ii) the Purchased Common Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and all applicable state securities and "blue sky" laws or unless such disposition is exempt from such registration, (iii) the Purchased Common Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect;

                  (e) If it sells any Purchased Common Shares pursuant to Rule 144A promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale;


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                  (f) It acknowledges and agrees that (i) a reasonable time
prior to the date hereof it received from the Company, and carefully reviewed, certain materials prepared by the Company that describe the business and financial condition of the Company (the "DISCLOSURE MATERIALS"), and (ii) it had reasonable time and opportunity to ask questions and receive answers concerning the Disclosure Materials and to obtain any additional information from the Company that was necessary for it to verify the accuracy of the Disclosure Materials; and

                  (g) It acknowledges and agrees that the stock certificate representing the Purchased Common Shares shall bear the legend set forth in the Stockholders Agreement.

                  Section 3.3. BROKERS. It has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

                  Section 3.4. INVESTMENT INTENT. It confirms that its purchase of the Purchased Common Shares is solely for investment and that pursuant to this Agreement the Purchaser is making an acquisition of voting securities solely for purposes of investment in accordance with 16 CFR Section 802.9.

                                   ARTICLE IV

         CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER AND THE COMPANY

                  Section 4.1. CONDITIONS TO THE OBLIGATION OF THE PURCHASER. The obligation of each Purchaser to purchase and pay for the Purchased Common Shares being purchased by it on the Closing Date is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

                  (a) OPINION OF COMPANY'S COUNSEL. The Purchaser shall have received from Piper Marbury Rudnick & Wolfe LLP, special counsel for the Company, one or more opinions dated as of the Initial Closing Date in form and scope satisfactory to the Purchaser and its counsel.

                  (b) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article II shall be true, complete and correct on and as of the Initial Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and an authorized officer of the Company shall have certified to such effect to the Purchaser in writing.

                  (c) PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it prior to or at the Initial Closing Date, and an authorized officer of the Company shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Section 4.1 have been satisfied.


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                  (d) SUPPORTING DOCUMENTS. The Purchaser shall have received copies of the following documents:

                  (i) (A) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company; and

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Initial Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and Amendment No. 2, the issuance, sale and delivery of the Purchased Common Shares and that all such resolutions are in full force and effect; (C) that the Charter has not been amended since the date of the certificate delivered pursuant to clause (i) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement and Amendment No. 2 and any certificate or instrument furnished pursuant hereto.

                  (e) STOCKHOLDERS AGREEMENT. The Company shall have executed and delivered Amendment No. 2.

                  Section 4.2. CONDITIONS TO THE OBLIGATION OF THE COMPANY. The obligation of the Company to issue the Purchased Common Shares being sold by it on the Closing Date is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

                  (a) PURCHASE PRICE. Each Purchaser shall have paid the aggregate purchase price for the Purchased Common Shares set forth opposite the Purchaser's name under the heading "Aggregate Purchase Price" on SCHEDULE I.


                  (b) STOCKHOLDERS AGREEMENT. Each Purchaser who is not already a party to the Stockholders Agreement, as amended, shall have executed and delivered Amendment No. 2.


                                   ARTICLE V

                                  MISCELLANEOUS

                  Section 5.1. EXPENSES. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.


                  Section 5.2. SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Purchased Common Shares.


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                  Section 5.3. BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

                  Section 5.4. PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  Section 5.5. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile, telecopier or telex, addressed as follows:

                  (a) if to the Company, at 730 2nd Avenue South, Suite 1200, Minneapolis, Minnesota 55402, Attention: Chief Financial Officer, (612) 376-4411 (facsimile), with a copy to Edwin M. Martin, Jr., Piper Marbury Rudnick & Wolfe LLP, 1200 Nineteenth Street, N.W., Washington, D.C. 20036, (202) 223-2085 (facsimile); and

                  (b) if to any Purchaser, at the address or facsimile, telecopier or telex number of such Purchaser on record with the Company;

                  (c) or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

Each such notice, request, consent or other communication shall be treated as having been given when delivered if delivered personally, or upon confirmation of receipt if sent by facsimile, mail or overnight delivery.

                  Section 5.6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  Section 5.7. ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

                  Section 5.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 5.9. AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchasers purchasing a majority of the Purchased Common Shares.


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                  Section 5.10. SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

                  Section 5.11. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.


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                  IN WITNESS WHEREOF, the undersigned have executed this Common
Stock Purchase Agreement as of the day and year first above written.

                                      ADVANCED TELECOMMUNICATIONS, INC.

                                      By:
                                         --------------------------------------
                                      Name:                  Date
                                      Title:

                                      FSC CORP.

                                      By:
                                         --------------------------------------
                                      Name:                  Date
                                      Title:

                                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      By:
                                         --------------------------------------
                                      Name:                  Date
                                      Title:


                                      -----------------------------------------
                                      Sheldon Allen          Date


                                      -----------------------------------------
                                      Gerry Boeke            Date


                                      -----------------------------------------
                                      Carol Braun            Date


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                                      -----------------------------------------
                                      Janet Darkenwald       Date


                                      -----------------------------------------
                                      Arlin Goldberg         Date


                                      -----------------------------------------
                                      Greg Griffiths         Date


                                      -----------------------------------------
                                      Paul Hanser            Date


                                      -----------------------------------------
                                      Dave Kunde             Date


                                      -----------------------------------------
                                      Greg Lopata            Date


                                      -----------------------------------------
                                      Mike Lopata            Date


                                      -----------------------------------------
                                      Bill Markert           Date


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                                      -----------------------------------------
                                      Marvin Moses           Date


                                      -----------------------------------------
                                      Kris Nandakumar        Date


                                      -----------------------------------------
                                      Jeff Oxley             Date


                                      -----------------------------------------
                                      Bob Pickens            Date


                                      -----------------------------------------
                                      Lynne Powers           Date


                                      -----------------------------------------
                                      Mike Robinson          Date


                                      -----------------------------------------
                                      Ninette Sandefeur      Date


                                      -----------------------------------------
                                      Bill Shanley           Date


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                                      -----------------------------------------
                                      Steven Simon           Date


                                      -----------------------------------------
                                      Richard Smith          Date


                                      -----------------------------------------
                                      Bob Thompson           Date


                                      -----------------------------------------
                                      Satish Tiwari          Date


                                      -----------------------------------------
                                      Steve Wachter          Date


                                      -----------------------------------------
                                      Bill Whitney           Date


                                      -----------------------------------------
                                      Arthur H. Zeile        Date


                                      -----------------------------------------
                                      Geoffrey Boyd          Date


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